UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)       (Zip code)

Paracorp Inc.
2140 South Dupont Hwy., Camden, DE  19934
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: May 31

Date of reporting period: May 31, 2018

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2018
As of May 31, 2018

            Alpha Risk Tactical Rotation Fund

Institutional Class Shares
Class C Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Alpha Risk Tactical Rotation Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Alpha Risk Tactical Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Alpha Risk Tactical Rotation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Alpha Risk Tactical Rotation Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

For More Information on Your Alpha Risk Tactical Rotation Fund:

See Our Web site @ www.arsfunds.com.
or
Call Our Shareholder Services Group at 800-773-3863.

Annual Letter to Alpha Risk Tactical Rotation Fund Shareholders

The Fund has implemented its revised investment strategy of Tactical Rotation in US Sectors vs. the previous Hedged Equity approach over the last fiscal year of the Fund. We made the decision to change our strategy a year ago to Tactical Rotation because of the ongoing concern that the US equity markets had much more room to grow and a Hedged Equity approach was counterproductive to overall Fund performance. The results have exceeded even our own expectations as we have been fortunate to significantly improve our absolute and category performance ranking for the trailing 1 year as of the end of the Fund's fiscal year on May 31, 2018.  However, the Fund's investment in equity and index options when using the Hedged Equity approach had an overall positive impact on performance because it helped minimize potential losses in the Fund while the Fund was invested in individual equities.  Fund net performance for the Institutional Class Shares over the 1 year period was +9.16% while the category benchmark, the S&P Target Risk Moderate Index, was +4.99% for the period ending May 31, 2018. The performance for the Class C Shares for the same 1 year period ending May 31, 2018 was +8.10%.  While overall relative Fund performance is important, we also see our mission as seeking to perform with "less risk" than the S&P 500.  In our opinion, this has been done by utilizing our proprietary "sector rotation strategy," which allows the Fund to eliminate their exposure to certain sectors when deemed appropriate by the quantitative models we use to manage the Fund. One advantage of using a quantitative approach is that it eliminates "emotional investing bias," which is when natural human emotions interfere with objective decision making. We believe we are all subject to this, particularly in a Bear market, and a quantitative rules based approach has shown to make difficult decisions easier to implement on a timely basis.
Over the last year we have seen significant changes in the political and investment outlook for many Developed economies and equity markets globally. The global macroeconomic environment has improved for some but not all countries. Europe and China have been dealing with declining markets so far this year. Quantitative Easing by the European Central Bank is still ongoing even as the US Federal Reserve has stopped injecting money and has been raising interest rates for over a year. China has been defending their currency as it continues to decline against the dollar. The Shanghai index has declined over 20% in the last year. The dichotomy between them and the US is growing as the US economy continues to expand its own growth rate during the second quarter of 2018.
The political environment has also seen major changes as a number of European countries have followed the US lead and demanded more protection at their borders. This has caused major changes in the political processes and advanced other options besides open borders. This is not an issue for most South American or Asian countries as they maintain strict border controls and limited immigration. The impact of these changing policies is still to be determined but it clearly has opened potential new opportunities and forced a reconsideration of existing trading agreements and relationships. President Trump has indicated that he expects all trade agreements to be open to review and revision. The potential for a global trade war has concerned all markets for much of this year. Recently announced tariff increases have roiled the markets and provide a general level of anxiety and volatility, which will limit the upside in the market until there is more clarity around these trade protection issues. President Trump has been forceful in his denunciations of trade agreements that are not "fair or balanced" for the US and this has created both risk and opportunity.

When the US Congress and President Trump voted on a massive tax cut early this year, there was criticism that the "cost" was too steep and the beneficial effects would be minimal. The jury is still out on the long term impact, but the initial results have been much more robust than critics would have you believe. US Corporate earnings are entering their second quarter of substantial increases, in the range of +21% in the first quarter of 2018 and expected to be +19% in the second quarter of 2018. With the S&P 500 up marginally, the market's value has improved with lower P/E ratios now than at the beginning of 2018. With the Dow Industrials down slightly YTD and the Nasdaq Index up >8% it has been a bifurcated market.
As far as specific sector performance we have seen a continued focus on the potential for rising interest rates and the concurrent impact on the overall economy and some specific sectors. The Fund has been out of 3 sectors for much of this year, Utilities, Real Estate and Consumer Staples. We anticipate that the general level of rising interest rates will not be good for those sectors and the economy is not in defensive mode, it is growing rapidly and perhaps seeing accelerating growth during the second quarter and 2nd half of 2018. Technology and Consumer Discretionary have done well. Utilities and Consumer Staples have not.
That notwithstanding, there is significant potential risk in the markets and we finished the 2018 fiscal year with a substantial cash position in the Fund. We remain focused on total return and risk management for the Fund.
Thank you for your ongoing support and confidence in the Fund.

Sincerely,
Timothy Dolan, Manager
Alpha Risk Tactical Rotation Fund

(RCARS0718001)

Alpha Risk Tactical Rotation Fund
Institutional Class Shares

Performance Update (Unaudited)

For the period from September 20, 2012 (Date of Initial Public Investment) through May 31, 2018

Comparison of the Change in Value of a $10,000 Investment

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of the Alpha Risk Tactical Rotation Fund - Institutional Class Shares versus the S&P Target Risk Moderate Index and the Barclays Long/Short Equity Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
					Gross
As of	One	Five	Since	Inception	Expense
May 31, 2018	Year	Year	Inception	Date	Ratio*
Institutional Class Shares	9.16%	-0.12%	-0.09%	09/20/12	5.85%
S&P Target Risk Moderate Index	4.99%	5.18%	5.43%	N/A	N/A
Barclays Long/Short Equity Index**	5.87%	4.70%	5.85%	N/A	N/A
* The gross expense ratio shown is from the Fund's prospectus dated September 13, 2017.
** The Fund previously compared its performance against the Barclays Long/Short Equity Index.  The S&P Target Risk Moderate Index is fully investable, with varying levels of exposure to equities and fixed income through a family of ETFs.  The Advisor believes the S&P Target Risk Moderate Index will better align with the goals and objectives of the Fund and underlying holdings more accurately.  The S&P Target Risk Moderate Index will replace the Barclays Long/Short Equity Index in future comparisons.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Alpha Risk Tactical Rotation Fund
Class C Shares

Performance Update (Unaudited)

For the period from September 26, 2012 (Date of Initial Public Investment) through May 31, 2018

The graph above assumes an initial $10,000 investment and represents the reinvestment of dividends and capital gains.  This graph depicts the performance of the Alpha Risk Tactical Rotation Fund - Class C Shares versus the S&P Target Risk Moderate Index and the Barclays Long/Short Equity Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns
					Gross
As of	One	Five	Since	Inception	Expense
May 31, 2018	Year	Year	Inception	Date	Ratio*
Class C Shares	8.10%	-0.77%	-0.93%	09/26/12	6.85%
S&P Target Risk Moderate Index	4.99%	5.18%	5.58%	N/A	N/A
Barclays Long/Short Equity Index**	5.87%	4.70%	5.87%	N/A	N/A
* The gross expense ratio shown is from the Fund's prospectus dated September 13, 2017.
** The Fund previously compared its performance against the Barclays Long/Short Equity Index.  The S&P Target Risk Moderate Index is fully investable, with varying levels of exposure to equities and fixed income through a family of ETFs.  The Advisor believes the S&P Target Risk Moderate Index will better align with the goals and objectives of the Fund and underlying holdings more accurately.  The S&P Target Risk Moderate Index will replace the Barclays Long/Short Equity Index in future comparisons.

Performance quoted above represents past performance, which is no guarantee of future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Alpha Risk Tactical Rotation Fund

Schedule of Investments

As of May 31, 2018
	Shares	Value (Note 1)

EXCHANGE-TRADED FUNDS - 64.03%

Consumer Discretionary - 7.12%
Consumer Discretionary Select Sector SPDR Fund	6,587	$696,641
		696,641
Energy - 7.09%
Energy Select Sector SPDR Fund	9,114	692,755
		692,755
Financials - 22.29%
Financial Select Sector SPDR Fund	23,055	626,635
iShares 20+ Year Treasury Bond ETF	8,000	969,520
Pacer WealthShield ETF	22,061	583,491
		2,179,646
Health Care - 6.61%
Health Care Select Sector SPDR Fund	7,845	646,506
		646,506
Industrials - 6.65%
Industrial Select Sector SPDR Fund	8,737	650,120
		650,120
Information Technology - 7.16%
Technology Select Sector SPDR Fund	10,017	699,688
		699,688
Materials - 7.11%
Materials Select Sector SPDR Fund	11,947	695,077
		695,077

Total Exchange-Traded Funds (Cost $6,200,699)		6,260,433

SHORT-TERM INVESTMENT - 13.88%
§ Fidelity Investments Money Market Treasury Portfolio -
Class I, 1.62%	1,356,804	1,356,804

Total Short-Term Investment (Cost $1,356,804)		1,356,804

Total Value of Investments (Cost $7,557,503) - 77.91%		$7,617,237

Other Assets Less Liabilities - 22.09%		2,159,888

Net Assets - 100.00%		$9,777,125

§ Represents 7 day effective yield

		(Continued)

Alpha Risk Tactical Rotation Fund

Schedule of Investments

As of May 31, 2018

Summary of Investments
	% of Net
by Sector	Assets	Value
Consumer Discretionary	7.12%	$696,641
Energy	7.09%	692,755
Financials	22.29%	2,179,646
Health Care	6.61%	646,506
Industrials	6.65%	650,120
Information Technology	7.16%	699,688
Materials	7.11%	695,077
Short-Term Investment	13.88%	1,356,804
Other Assets Less Liabilities	22.09%	2,159,888
Total Net Assets	100.00%	$9,777,125

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Statement of Assets and Liabilities

As of May 31, 2018

Assets:
Investments, at value (cost $7,557,503)	$7,617,237
Deposits with broker	36,335
Receivables:
Investments sold	2,905,351
Fund shares purchased	46,748
Dividends	2,552
Due from Advisor	159,993
Prepaid expenses:
Registration and filing expenses	12,967

Total assets	10,781,183

Liabilities:
Payables:
Investments purchased	978,432
Fund shares repurchased	2,136
Accrued expenses:
Professional fees	15,388
Custody fees	2,843
Administration fees	2,135
Trustee fees and meeting expenses	1,337
Compliance fees	916
Shareholder fulfillment fees	528
Distribution and service fees - Class C Shares	267
Fund accounting fees	76

Total liabilities	1,004,058

Total Net Assets	$9,777,125

Net Assets Consist of:
Paid in capital	$10,169,940
Accumulated net investment loss	(15,913)
Accumulated net realized loss on investments	(436,636)
Net unrealized appreciation on investments	59,734

Total Net Assets	$9,777,125

Institutional Class Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	995,008
Net Assets	$9,604,941
Net Asset Value, Offering Price and Redemption Price Per Share	$9.65

Class C Shares of beneficial interest outstanding, no par value (unlimited authorized shares)	18,701
Net Assets	$172,184
Net Asset Value, Offering Price and Redemption Price Per Share (a)	$9.21

(a)	Contingent deferred sales charge for Class C Shares is imposed on shares redeemed within one year of the purchase date (note 1).

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Statement of Operations

For the year ended May 31, 2018

Investment Income:
Dividends	$45,365

Total Investment Income	45,365

Expenses:
Professional fees	44,851
Registration and filing expenses	41,942
Advisory fees (note 2)	37,010
Fund accounting fees (note 2)	33,336
Transfer agent fees (note 2)	27,000
Administration fees (note 2)	23,999
Dividends on securities sold short	12,346
Compliance fees (note 2)	9,312
Custody fees (note 2)	8,958
Trustee fees and meeting expenses	8,059
Shareholder fulfillment fees	7,907
Distribution and service fees - Class C Shares (note 4)	6,530
Miscellaneous expenses (note 2)	4,200
Other operating expenses	2,478
Insurance expense	2,280
Security pricing fees	1,826

Total Expenses	272,034

Expenses waived by Advisor (note 2)	(37,010)
Expenses reimbursed by Advisor (note 2)	(161,400)

Net Expenses	73,624

Net Investment Loss	(28,259)

Realized and Unrealized Gain on Investments:

Net realized gain (loss) from:
Investment transactions	282,065
Securities sold short	(89,874)
Options written	(134,666)
57,525

Net change in unrealized appreciation (depreciation) on:
Investments	4,980
Options written	305,489
310,469

Net Realized and Unrealized Gain on Investments	367,994

Net Increase in Net Assets Resulting from Operations	$339,735

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Statements of Changes in Net Assets

For the fiscal years ended May 31,			2018	2017

Operations:
Net investment loss			$(28,259)	$(4,765)
Net realized gain from investment transactions			57,525	27,102
Net change in unrealized appreciation (depreciation) on investments			310,469	(247,492)

Net Increase (Decrease) in Net Assets Resulting from Operations			339,735	(225,155)

Beneficial Interest Transactions:
Shares sold			9,354,100	1,903,910
Shares repurchased			(3,190,634)	(5,006,281)

Increase (Decrease) from Beneficial Interest Transactions			6,163,466	(3,102,371)

Increase (Decrease) in Net Assets			6,503,201	(3,327,526)

Net Assets:
Beginning of Year			3,273,924	6,601,450
End of Year			$9,777,125	$3,273,924

Accumulated Net Investment Loss			$(15,913)	$-
	Year Ended		Year Ended
Share Information:	May 31, 2018		May 31, 2017
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	978,555	$9,274,656	59,583	$578,324
Shares repurchased	(191,984)	(1,816,834)	(413,605)	(3,950,360)
Net Increase (Decrease) in Shares of
Beneficial Interest	786,571	$7,457,822	(354,022)	$(3,372,036)

Class C Shares	Shares	Amount	Shares	Amount
Shares sold	50	$444	145,043	$1,325,586
Shares repurchased	(149,257)	(1,294,800)	(115,561)	(1,055,921)
Net Increase (Decrease) in Shares of
Beneficial Interest	(149,207)	$(1,294,356)	29,482	$269,665

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Financial Highlights

For a share outstanding during each	Institutional Class Shares
of the fiscal years ended May 31,	2018	2017	2016		2015		2014

Net Asset Value, Beginning of Year	$8.84	$9.47	$9.78		$9.99		$9.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	0.01	(0.09)		0.07		0.09
Net realized and unrealized gain (loss) on
investments	0.88	(0.64)	(0.19)		(0.08)		(0.04)

Total from Investment Operations	0.81	(0.63)	(0.28)		(0.01)		0.05

Less Distributions:
From net investment income	-	-	(0.03)		(0.11)		-
From net realized gains	-	-	-		(0.09)		(0.05)

Total Distributions	-	-	(0.03)		(0.20)		(0.05)

Net Asset Value, End of Year	$9.65	$8.84	$9.47		$9.78		$9.99

Total Return (b)	9.16%	(6.65)%	(2.86)%		(0.11)%		0.50%

Net Assets, End of Year (in thousands)	$9,605	$1,843	$5,325		$22,804		$8,840

Ratios of:
Interest/Dividend Expenses to Average Net Assets	0.34%	0.09%	-		-		-
Gross Expenses to Average Net Assets (c)	7.65%	5.01%	2.62%		1.79%		0.70%
Net Expenses to Average Net Assets
(including interest/dividends expense)(c)	1.99%	1.97%	1.35%	(f)	0.99%	(e)	0.70%
Net Expenses to Average Net Assets (c)(g)	1.65%	1.88%	1.35%	(f)	0.99%	(e)	0.70%
Net Investment Income (Loss) to Average
Net Assets (c)(d)	(0.75)%	0.12%	(0.90)%	(f)	0.70%	(e)	0.91%

Portfolio turnover rate	368.35%	151.88%	270.15%		62.34%		80.57%

(a) Calculated using the average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)							Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Includes reimbursement of acquired fund fees.
(f)
Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015 through December 17, 2015.  Expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.

(g) Excludes interest and dividend expense.

See Notes to Financial Statements							(Continued)

Alpha Risk Tactical Rotation Fund

Financial Highlights

For a share outstanding during each	Class C Shares (h)
of the fiscal years ended May 31,	2018	2017	2016		2015		2014

Net Asset Value, Beginning of Year	$8.52	$9.22	$9.62		$9.93		$9.95

Income (Loss) from Investment Operations
Net investment loss (a)	(0.10)	(0.06)	(0.24)		(0.01)		(0.01)
Net realized and unrealized gain (loss) on
investments	0.79	(0.64)	(0.13)		(0.10)		0.04	(f)

Total from Investment Operations	0.69	(0.70)	(0.37)		(0.11)		0.03

Less Distributions:
From net investment income	-	-	(0.03)		(0.11)		-
From net realized gains	-	-	-		(0.09)		(0.05)

Total Distributions	-	-	(0.03)		(0.20)		(0.05)

Net Asset Value, End of Year	$9.21	$8.52	$9.22		$9.62		$9.93

Total Return (b)	8.10%	(7.59)%	(3.84)%		(1.17)%		0.30%

Net Assets, End of Year (in thousands)	$172	$1,431	$1,276		$299		$215

Ratios of:
Interest/Dividend Expenses to Average Net Assets	0.34%	0.18%	-		-		-
Gross Expenses to Average Net Assets (c)	9.68%	7.18%	3.41%		2.79%		1.70%
Net Expenses to Average Net Assets
(including interest/dividends expense)(c)	2.99%	3.06%	2.80%	(g)	1.99%	(e)	1.70%
Net Expenses to Average Net Assets (c)(i)	2.65%	2.88%	2.80%	(g)	1.99%	(e)	1.70%
Net Investment Loss to Average
Net Assets (c)(d)	(1.18)%	(0.65)%	(2.53)%	(g)	(0.07)%	(e)	(0.09)%

Portfolio turnover rate	368.35%	151.88%	270.15%		62.34%		80.57%

(a) Calculated using the average shares method.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(e)	Includes reimbursement of acquired fund fees.
(f)
The amount of net gain (loss) from investments (both realized and unrealized) does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the period.

(g)
Includes reimbursement of acquired fund fees and expenses for the period from June 1, 2015 through December 17, 2015.  Expense limitation agreement was updated to exclude acquired fund fees and expenses from the waiver effective December 18, 2015.

(h)	As of December 7, 2016, the "Advisor Class" Shares were renamed to the "Class C" Shares. There were no other changes to this class of shares.
(i) Excludes interest and dividend expense.

See Notes to Financial Statements

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2018

1.      Organization and Significant Accounting Policies

The Alpha Risk Tactical Rotation Fund (the "Fund"), formerly known as the Alpha Risk Hedged Dividend Equity Fund, is a series of the Starboard Investment Trust ("Trust").  The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company.  The Fund is a separate, diversified series of the Trust.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes – Institutional Class Shares and Class C Shares.  Each class of shares has equal rights to assets of the Fund, and the classes are identical except for differences in ongoing distribution and service fees.  The Class C Shares are subject to distribution plan fees as described in Note 4.  The Fund's Class C Shares are sold without an initial sales charge; however, they are subject to a contingent deferred sales charge of 1.00% paid to Capital Investment Group, Inc. (the "Distributor").  Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.  All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  Class C Shares held longer than seven years will automatically convert into Institutional Class Shares. The Institutional Class Shares commenced operations on September 20, 2012.  The Class C Shares commenced operations on September 26, 2012.
The investment objective of the Fund is to achieve total return through a combination of capital appreciation and current income by investing in no-load, institutional, mutual, exchange-traded, and/or closed end funds that are registered under the Investment Company Act of 1940 or by making direct investments in portfolio securities based upon institutional research, recommendations, and trading signals from investment model managers (third-party strategists whose advice ARS Investment Management, LLC (the "Advisor") has discretion to implement) or other third-party research providers.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services – Investment Companies," and Financial Accounting Standards Update ("ASU") 2013-08.

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean of the last bid and ask price.   Options are valued at the mean of the last quoted bid and ask prices at the valuation time.  If there is an ask price but no bid price on the valuation date, the option shall be priced at the mean of zero and the ask price at the valuation time. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board of Trustees (the "Trustees").  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.

Exchange-Traded Funds
The Fund may invest in exchange-traded funds ("ETFs"). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. ETFs are valued at the last close price. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2018

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of May 31, 2018 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3
Assets
Exchange-Traded Products*	$6,260,433	$6,260,433	$-	$-
Short-Term Investment	1,356,804	1,356,804	-	-
Total Assets	$7,617,237	$7,617,237	$-	$-

(a)
The Fund had no transfers into or out of Level 1, 2, or 3 during the fiscal year ended May 31, 2018.  The Fund did not hold any Level 3 securities during the year.  The Fund recognizes transfers at the end of the reporting period.

*Refer to Schedule of Investments for breakdown by Sector.

Purchased Options
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Written options are non-income producing securities.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2018

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in Investments, at value on the Statement of Assets and Liabilities.  Net realized gains and losses and net change in unrealized appreciation and depreciation on these contracts for the year are included in the Realized and Unrealized Loss on Investments on the Statement of Operations.

There were no derivative instruments outstanding as of May 31, 2018.  The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed below serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Operations for the fiscal year ended May 31, 2018:

Derivative Type	Location	Gains/Losses
Equity Contracts – purchased options	Net realized gain (loss) from investment transactions	$ (114,105)
Equity Contracts – written options	Net realized loss from options written	$ (134,666)

Equity Contracts – purchased options	Net change in unrealized appreciation on investments	$ 51,941
Equity Contracts – written options	Net change in unrealized appreciation on options written	$ 305,489

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion and amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income, if any, annually.  Distributions from capital gains, if any, are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period.  Actual results could differ from those estimates.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2018

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise continue to comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.      Transactions with Related Parties and Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 1.10% of the Fund's average daily net assets.  For the fiscal year ended May 31, 2018, $37,010 in advisory fees were incurred by the Fund, all of which were waived by the Advisor and $161,400 was reimbursed by the Advisor.

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of expenses and other expenditures which are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940) to not more than 1.65% of the average daily net assets of the Fund for the current fiscal year. The current term of the Expense Limitation Agreement remains in effect through September 30, 2018.
The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Limit if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense limit, or (ii) the expense limit in place at the time the fees/expenses were waived/reimbursed.

As of May 31, 2018, $285,512 in the Fund is subject to recapture by the Advisor, of which $87,102 has an expiration date on or before May 31, 2020 and $198,410 has an expiration date on or before May 31, 2021.

Administrator
The Fund pays a monthly fee to the Fund's administrator, The Nottingham Company ("the Administrator"), based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below which is subject to a minimum of $2,000 per month. The Administrator also receives a fee to procure and pay the Fund's custodian, additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses.  The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2018

A breakdown of these fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (base fee) (monthly fee)	Fund Accounting Fees (asset-based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $250 million	0.100%	First $200 million	0.020%	$2,250 plus $500/additional share class	0.01%	$150 per state
Next $250 million	0.080%	Over $200 million	0.009%
Next $250 million	0.060%
Next $250 million	0.050%	*Minimum monthly fees of $2,000 and $416 for Administration and Custody, respectively.
On the next $1 billion	0.040%
On all assets over $2 billion	0.035%

The Fund incurred $23,999 in administration fees, $4,200 in miscellaneous expenses, $33,336 in fund accounting fees, and $8,958 in custody fees for the fiscal year ended May 31, 2018.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent"), an affiliate of the Administrator, serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.  The Fund paid $27,000 in Transfer Agent fees during the fiscal year ended May 31, 2018.

Distributor
Capital Investment Group, Inc. serves as the Fund's principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Fund pursuant to the Fund's fee arrangements with the Distributor.

3.      Trustees and Officers

The Board of Trustees is responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Trustees who are not "interested persons" of the Trust or the Advisor within the meaning of the 1940 Act (the "Independent Trustees") receive $2,000 each year from each Fund. The Trust will reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance of Board meetings.  Additional fees may also be incurred during the year as special meetings are necessary in addition to the regularly scheduled meetings of the Board of Trustees.

Certain officers of the Trust may also be officers of the Administrator.

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2018

4.      Distribution and Service Fees

The Board of Trustees, including a majority of the Independent Trustees, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Class C Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that each Fund may incur certain costs, which may not exceed 1.00% per annum of the average daily net assets of the Class C Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Class C Shares or servicing of Class C shareholder accounts.

The Class C Shares incurred $6,530 in Distribution and Service Fees during the fiscal year ended May 31, 2018.

5.      Purchases and Sales of Investment Securities

For the year ended May 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$12,363,174	$8,897,582

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2018.

6.      Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund's tax positions to be taken on federal income tax returns for the open tax years of May 31, 2015 through May 31, 2018 and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year ended May 31, 2018, the Fund did not incur any interest or penalties.

There were no income or long-term capital gain distributions during the fiscal years ended May 31, 2017 or May 31, 2018.

For the fiscal year ended May 31, 2018, the following reclassifications were made:

Accumulated Net Investment Loss	$ 12,346
Accumulated Net Realized Loss on Investments	(12,346)

(Continued)

Alpha Risk Tactical Rotation Fund

Notes to Financial Statements

As of May 31, 2018

At May 31, 2018, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$7,564,601

Gross Unrealized Appreciation	66,098
Gross Unrealized Depreciation	(13,462)
Net Unrealized Appreciation	52,636

Capital Loss Carryforward	(429,538)
Late Year Losses	(15,913)

Accumulated Deficit	$(392,815)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the deferral of wash sale losses.  The Fund has a capital loss carryforward of $429,538, all of which is short-term in nature and has no expiration.  For tax purposes, the current late year losses of $15,913 were realized during the period from January 1, 2018 through May 31, 2018.  These losses will be recognized for tax purposes on the first business day of the Fund's next fiscal year, June 1, 2018.

7.      Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

8.      Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

Liquidation of the Class C Shares

The Fund's Trustees, in consultation with the Advisor, determined that the dissolution and liquidation of the Class C Shares of the Fund was in the best interests of the Fund and its shareholders. In accordance with the decision, the Trustees directed that (i) the Class C Shares of the Fund would no longer be available for purchase and (ii) all outstanding shareholder accounts on July 2, 2018 be closed and the proceeds of each account sent to the shareholder's address of record or to such other address as directed by the shareholder. The Fund accepted redemption orders until July 2, 2018.

Management has concluded there are no additional matters, other than those noted above, requiring recognition or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Alpha Risk Tactical Rotation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Alpha Risk Tactical Rotation Fund (formerly, Alpha Risk Hedged Dividend Equity Fund), a series of shares of beneficial interest in Starboard Investment Trust (the "Fund"), including the schedule of investments, as of May 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Starboard Investment Trust since 2012.

Philadelphia, Pennsylvania
July 30, 2018

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2018

1.      Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.      Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q is available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.      Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended May 31, 2018.

During the fiscal year ended May 31, 2018, no income distributions or long-term capital gain distributions were paid from the Fund.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.      Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges on Class C Shares; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 through May 31, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

(Continued)

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2018

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Alpha Risk Tactical Rotation Fund - Institutional Class Shares	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,026.60	$8.34
	$1,000.00	$1,016.70	$8.30
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.65%,    multiplied by 182/365 (to reflect the one-half year period).

Alpha Risk Tactical Rotation Fund – Class C Shares	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,022.20	$13.36
	$1,000.00	$1,011.72	$13.29
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 2.65%,    multiplied by 182/365 (to reflect the one-half year period).

5.      Approval of Investment Advisory Agreement

In connection with the special Board meeting held on July 21, 2016, the Board, including a majority of the Independent Trustees, discussed the approval of (i) an interim management agreement pursuant to Rule 15a-4 of the Investment Company Act of 1940 and (ii) a new management agreement, each between the Trust and the Advisor, with respect to the Fund (together, the "Investment Advisory Agreement").
The Trustees were assisted by legal counsel throughout the review process.  The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Investment Advisory Agreement and the weight to be given to each factor considered.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Investment Advisory Agreement.  In connection with their deliberations regarding approval of the Investment Advisory Agreement, the Trustees reviewed materials prepared by the Advisor.
In deciding on whether to approve the Investment Advisory Agreement, the Trustees considered numerous factors, including:
(i)
The nature, extent, and quality of the services provided by the Advisor. In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement, as well as the nature, extent, and quality of the services provided by the Advisor to the Fund under the proposed Investment Advisory Agreement. In that regard, the Trustees reviewed the services to be provided by the Advisor to the Fund, including, without limitation, the anticipated quality of its investment advisory services. The Board noted the backgrounds of the investment personnel of the Advisor who would be responsible for the day-to-day management of the Fund. The Board considered the support and assistance provided by the management and corporate parent of the Advisor and the parent's experience as a registered investment advisory and wealth management firm. The Board also considered the Advisor's efforts to promote the Fund, grow the assets of the Fund, and otherwise assist in the distribution of the Fund's shares. The information reviewed by the Board included the services to be provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fee for the Fund as compared to fees charged to comparable funds; the advisory fee for the Fund as compared to the advisory fee charged to the Fund under the prior advisory agreement. It was noted that the Advisor had requested a higher advisory fee in order to operate the Fund profitably. It was also noted that such increase would not go into effect until approved by shareholders. After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor's business, the Advisor's compliance programs, and the Advisor's registration documents on file with the Securities and Exchange Commission), the Board of Trustees concluded that the nature, extent, and quality of the services provided by the Advisor would be satisfactory and adequate for the Fund.

(Continued)

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2018

(ii)
The investment performance of the Fund and Advisor. In considering the investment performance of the Fund and Advisor, the Trustees noted that the Fund's prior performance was attributable to the Fund's prior investment advisor. Thus, the ability of the Trustees to consider the investment performance of the Fund with respect to the Advisor was limited. In that regard, the Trustees noted that the Advisor only recently had registered with the SEC as an investment advisor. Given these circumstances, the Trustees reviewed the performance of the Fund, as the Advisor would seek to continue the methodologies previously utilized in managing the Fund. The Trustees also considered the industry experience of the Advisor's personnel and the performance of accounts managed by the Advisor with similar investment strategies as the Fund. It was noted that the Fund's performance since inception was similar to and comparable to its peers, outperforming some and underperforming others. Thus, after considering the Fund's investment performance since inception, that the experience of the Advisor' s personnel and other factors, the Board concluded that the investment performance of the Fund and the Advisor was satisfactory.

(iii)
The costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund. In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any indirect benefits derived by the Advisor from the relationship with the Fund, the Trustees first noted that management fees for the Fund under the Agreement would be increased.

In considering the profitability of the Advisor in providing the services contemplated under the Investment Advisory Agreement, the Board of Trustees considered the nature of the services to be provided by the Advisor. In particular, the Trustees noted that, as presented at the Board Meeting, the Advisor would be responsible for pursuing the Fund's investment strategies by using the methodologies described in the Fund's prospectus.

The Trustees reviewed and discussed the financial stability and profitability of the Advisor. The Trustees considered that the Advisor had only recent commenced operations. The Board considered that the Advisor provided historic and pro forma financial statements and other information bearing on financial viability, potential profitability, and other financial considerations. The Board also considered whether the Advisor would be well capitalized going forward based on the commitments of its owners. The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale under current circumstances. The Board also considered any indirect benefits expected to be realized by the Advisor and its affiliates from its relationship with the Fund. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of the Fund, the nature of its investment strategies, and their style of investment management, among other factors. It was noted that the proposed management fee would be similar to those of the comparable funds and the expense ratio under the proposed Investment Advisory Agreement would be comparable to those of the comparable funds. The Trustees pointed out that the Fund was smaller than the industry average and most of the comparable funds that had been identified.

Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.

(Continued)

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2018

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the Fund's fee arrangement with the Advisor in order to evaluate the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. The Trustees reviewed the fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale as the Fund grows. The Trustees determined that the maximum management fee would stay the same when the Fund reaches higher asset levels and, therefore, did not reflect economies of scale. The Trustees noted that, given the Fund's asset levels, economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future. The Trustees noted that the Fund will benefit from economies of scale under the agreement with the Fund's administrator since it utilized breakpoints. The Trustees also noted that the Advisor was contractually bound to limit the Fund's expenses through an Expense Limitation Agreement. The Trustees noted the one-year term of the Expense Limitation Agreement but also noted that the Advisor intended to renew the Expense Limitation Agreement in the future. The Trustees determined that these arrangements provided potential savings for the benefit of the Fund's investors.

Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Advisor.

(v)
The Advisor's practices regarding brokerage and portfolio transactions. In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees considered the Advisor 's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the projected portfolio turnover rate for the Fund; the method and basis for selecting and evaluating the broker-dealers used; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). After further review and discussion, the Board of Trustees determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.

(vi)
The Advisor's practices regarding conflicts of interest. In considering the Advisor's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the substance and administration of the Advisor's code of ethics. Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

Conclusion. Having reviewed and discussed in depth such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Investment Advisory Agreement and as assisted by the advice of legal counsel, the Trustees concluded that approval of the Investment Advisory Agreement was in the best interest of the shareholders of the Fund.

(Continued)

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2018

6.      Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,015 during the fiscal year ended May 31, 2018 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	16
Independent Trustee of the Brown Capital Management Mutual Funds for its four series, Hillman Capital Management Investment Trust for its one series, Centaur Mutual Funds Trust for its one series, Chesapeake Investment Trust for its one series and WST Investment Trust for its two series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	16
Independent Trustee of World Funds Trust for its twenty-eight series, Chesapeake Investment Trust for its one series, DGHM Investment Trust for its one series, Leeward Investment Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	16	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty since 1982.	16	None.

(Continued)

Alpha Risk Tactical Rotation Fund

Additional Information (Unaudited)

 May 31, 2018

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Alpha Risk Tactical Rotation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services, LLC	ARS Investment Management, LLC
116 South Franklin Street	629 Highland Avenue
Post Office Drawer 4365	Suite 200
Rocky Mount, North Carolina 27803	Needham, MA 02494

Telephone:	Telephone:

800-773-3863	800-773-3863

World Wide Web @:	World Wide Web @:

www.ncfunds.com	www.arsfunds.com

Item 2.	CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, May 31, 2018, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2017	2018
Alpha Risk Tactical Rotation Fund	$11,750	$12,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended May 31, 2017 and May 31, 2018 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of the fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2017	2018
Alpha Risk Tactical Rotation Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended May 31, 2017 and May 31, 2018 were $2,000 and $2,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

/s/ Katherine M. Honey
Date: August 9, 2018	Katherine M. Honey President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Katherine M. Honey
Date: August 9, 2018	Katherine M. Honey President and Principal Executive Officer

/s/ Ashley E. Harris
Date: August 9, 2018	Ashley E. Harris Treasurer and Principal Financial Officer